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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21701
                                  ----------------------------------------------

                              The Destination Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  2001 North Main Street, Suite 270       Walnut Creek, California      94596
--------------------------------------------------------------------------------
          (Address of principal executive offices)                   (Zip code)

                              Wade R. Bridge, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (925) 935-2900
                                                     ---------------------------

Date of fiscal year end:        August 31, 2007
                          ---------------------------------------------

Date of reporting period:       August 31, 2007
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                                DESTINATION FUNDS

                         Destination Select Equity Fund








                                  ANNUAL REPORT

                                 AUGUST 31, 2007






                               INVESTMENT ADVISOR
                      Destination Capital Management, Inc.
                                Walnut Creek, CA

                              THE DESTINATION FUNDS
                         1277 TREAT BOULEVARD, SUITE 200
                         WALNUT CREEK, CALIFORNIA 94597

October 25, 2007

To Our Shareholders:

We are very pleased to present to you the annual report covering the first full fiscal year of operations for the Destination Select Equity Fund ("Destination" or the "Fund").

For the year ended August 31, 2007, the Fund produced a return of 14.97% which compares to a return of 15.13% for the S&P 500(R) Index for the same period. As you may know, the S&P 500(R) is an index of 500 companies and is commonly used as a comparison benchmark for large capitalization equities. We find Destination's relative performance to its benchmark to be quite satisfactory, particularly in light of the Fund's portfolio positioning during the period.

To select securities for the Fund's portfolio we use a predominantly bottom-up investment approach very much focused on the long term. We seek to buy great businesses, but only when we feel that the price we must pay to purchase the security provides for an attractive opportunity for price appreciation while simultaneously affording us a comfortable margin of safety in the event we are wrong in our assessment of the company's prospects. We often find this required margin of safety in situations when a company's share price has declined due to short-term operating challenges or in situations when a company or their industry have (temporarily in our view) fallen out of favor with other investors. This is not to say that we are contrarian investors that by design seek to invest against the grain, but we will invest in a company when we believe that negative sentiment surrounding it is unwarranted by company and industry fundamentals.

Given this investment approach, it is not a surprise that from time to time the Fund may be positioned more towards sectors of the market that are currently out-of-favor with investors. Such was the case for Destination during the year ended August 31, 2007 as the Fund's sector allocation was a significant detractor from performance for the year. Destination did not own a single security in two of the three top-performing sectors during the period - namely Energy and Materials. Additionally, the Fund's weighting to the other of the top performing sectors (Telecommunications) was lower than that of its benchmark. To make matters worse, Destination maintained overweight positions in the three poorest-performing sectors of the market (Financials, Health Care, and Consumer Staples) for the period.

Clearly this allocation in the aggregate provided a challenging portfolio positioning to overcome and it is not hard to imagine that the results for Destination could have meaningfully underperformed market benchmarks in the short run. Fortunately, the strong security selection of the Fund was enough to offset its sector positioning.

Once again the Fund's holding in MasterCard produced the largest gain in the portfolio as the company continues to superbly execute its strategy. We remain shareholders of the company as we continue to see opportunities for MasterCard to continue to gain market share and to profit from further innovation in the debit and credit card space.

Another position that contributed meaningfully to the Fund's results for the year ended August 31, 2007 was Nokia Corporation. We invested in Nokia during the year with the thesis that the company's efforts in numerous emerging markets, notably China and India, were substantially underappreciated by the market. The company had been investing substantially in these markets recently and we were confident that they would soon begin to see the payoff from those investments. This thesis has certainly begun to play out. In fact, the company has seen its share price climb over 60% from our initial purchase through the end of August (and has continued to appreciate meaningfully since then). Despite this tremendous revaluation, we maintain our ownership in the company as we expect Nokia's efforts to improve its market position in established markets through developing mobile handsets with more consumer appeal to be successful and we further expect that the company's efforts to reinvigorate its mobile network division will start to produce results in the near term.

Another position contributing meaningfully to Fund performance was DreamWorks Animation, a position we highlighted last year as one of the detractors from Fund performance. We are pleased that our thesis with this company has continued to play out as we expected and the market has rewarded us for our patience.

Two other positions that contributed meaningfully to Fund performance, SLM Corp (often referred to as "Sallie Mae") and First Data Corporation, are also noteworthy for the reason that these companies were the beneficiaries of offers from private equity firms seeking to take them private during the period. These companies both received purchase offers during the month of April as "going-private" transactions reached a fever pitch in the market. These types of transactions are often bittersweet for long-term investors; on one hand we often receive a substantial premium to the then-current market price but on the other hand we lose a great business that we believe can, in many cases, provide even more substantial returns over the long-term.

While we evaluated each investment situation independently, we sold the Fund's holdings in both companies shortly after each of the transactions were announced as we estimated that the risk of the deal "breaking" (that is the transaction being renegotiated or, worse, ultimately falling apart) was material. That has certainly proven to be the case with SLM as the proposed transaction appears to be far from completion as of the date of this letter.

Offsetting these successes were numerous positions that are yet to produce the results that we expect them to over our investment horizon. The most notable detractor from

Destination's performance for the period was the Fund's ownership of Getty Images, a company that provides a variety of visual content to advertising agencies, graphic design firms and others, having customers in more than 100 countries across the globe. The timing of our purchase could hardly have been worse - within two weeks of purchasing our position the stock lost over 30% of its value. Certainly this was not the outcome we had expected. We were originally attracted to the company's unique business model, high operating profitability, strong cash flow generation and the viral nature of its efforts to develop new content for distribution to its customers. Though we still find these attributes attractive, we failed to correctly anticipate how quickly the company's product mix would shift towards lower margin products and the ultimate impact that shift would have on profitability. We continue to believe in the longer-term prospects for Getty's businesses and remain a shareholder of the company, though the weighting of the position is substantially reduced.

Other positions detracting from Destination's performance during the period include the Fund's holdings in Gannett, Marsh & McLennan Companies, Pfizer and Capital One.

Finally, we would like to take this occasion to express our gratitude to you for the trust you have placed in us. Managing your money is not a responsibility we take lightly and we very much appreciate the opportunity you have given us. Thank you for your continued support.

Sincerely,

Michael Yoshikami                                    Craig Gentry



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-866-738-1128.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-866-738-1128 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Destination Select Equity Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

                         DESTINATION SELECT EQUITY FUND

        Comparison of the Change in Value of a $10,000 Investment in the Destination Select Equity Fund versus the S&P 500 Index

                              [LINE GRAPH OMITTED]

  Destination Select Equity Fund                       S&P 500 Index
  ------------------------------                       -------------

  12/29/2005            $ 10,000               12/29/2005         $ 10,000
   2/28/2006            $ 10,200                2/28/2006         $ 10,242
   5/31/2006            $  9,990                5/31/2006         $ 10,207
   8/31/2006            $ 10,200                8/31/2006         $ 10,528
  11/30/2006            $ 11,250               11/30/2006         $ 11,364
   2/28/2007            $ 11,353                2/28/2007         $ 11,468
   5/31/2007            $ 12,405                5/31/2007         $ 12,533
   8/31/2007            $ 11,727                8/31/2007         $ 12,122

Past performance is not predictive of future performance.

                         AVERAGE ANNUAL TOTAL RETURNS(a)
                       (FOR PERIODS ENDED AUGUST 31, 2007)
                                                                      SINCE
                                                    1 YEAR         INCEPTION(b)
                                                 ------------      ------------

Destination Select Equity Fund                      14.97%            10.00%
S&P 500 Index                                       15.13%            12.20%


(a) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)   Commencement of operations was December 29, 2005.

DESTINATION SELECT EQUITY FUND
SUPPLEMENTARY PORTFOLIO INFORMATION
AUGUST 31, 2007 (UNAUDITED)
================================================================================

                DESTINATION SELECT EQUITY FUND VS S&P 500 INDEX
                    SECTOR DIVERSIFICATION (% OF NET ASSETS)

                               [BAR CHART OMITTED]


                                          Destination Select
                                              Equity Fund         S&P 500 Index
                                          ------------------      -------------
Consumer Discretionary                           29.1%                 9.8%
Consumer Staples                                 13.0%                 9.5%
Energy                                            0.0%                11.1%
Financials                                       18.1%                20.1%
Health Care                                      14.0%                11.7%
Industrials                                       9.2%                11.4%
Information Technology                            7.6%                16.3%
Materials                                         0.0%                 3.1%
Telecommunications Services                       5.2%                 3.7%
Utilities                                         0.0%                 3.4%
Cash                                              3.8%                 0.0%


                                 TOP 10 HOLDINGS
--------------------------------------------------------------------------------

           SECURITY DESCRIPTION                        % OF NET ASSETS
      ------------------------------                ----------------------
      Carnival Corp.                                         5.8%
      International Game Technology                          5.5%
      Nokia Oyj - ADR                                        5.2%
      General Electric Co.                                   5.1%
      Johnson & Johnson                                      5.0%
      DreamWorks Animation SKG, Inc.                         4.9%
      Wm. Wrigley Jr. Co.                                    4.7%
      Graco, Inc.                                            4.1%
      Automatic Data Processing, Inc.                        3.8%
      Microsoft Corp.                                        3.8%

DESTINATION SELECT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2007
================================================================================

ASSETS
      Investments in securities:
        At acquisition cost                                          $  802,201
                                                                     ==========
        At value                                                     $  852,503
      Dividends receivable                                                1,557
      Receivable from Advisor (Note 4)                                    6,277
      Other assets                                                        7,285
                                                                     ----------
Total assets                                                            867,622
                                                                     ----------

LIABILITIES
      Accrued liabilities:
        Payable to Administrator (Note 4)                                 6,010
        Other accrued expenses and liabilities                              383
                                                                     ----------
Total liabilities                                                         6,393
                                                                     ----------

NET ASSETS                                                           $  861,229
                                                                     ==========

NET ASSETS CONSIST OF:
      Paid-in capital                                                $  782,609
      Accumulated undistributed net investment income                     3,810
      Accumulated net realized gains from security
        transactions                                                     24,508
      Net unrealized appreciation on investments                         50,302
                                                                     ----------

NET ASSETS                                                           $  861,229
                                                                     ==========

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                             74,238
                                                                     ==========

Net asset value, offering price and redemption price per
  share (a)                                                          $    11.60
                                                                     ==========

(a) Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 2007
================================================================================

INVESTMENT INCOME
  Dividend income                                                    $   15,095
  Foreign withholding taxes on dividends                                   (117)
                                                                     ----------
Total investment income                                                  14,978
                                                                     ----------

EXPENSES
  Fund accounting fees (Note 4)                                          30,076
  Professional fees                                                      26,099
  Administration fees (Note 4)                                           24,000
  Transfer agent fees (Note 4)                                           18,000
  Trustees' fees                                                         16,313
  Compliance fees (Note 4)                                               12,000
  Insurance expense                                                       7,802
  Custody fees                                                            6,385
  Investment advisory fees (Note 4)                                       5,455
  Postage and supplies                                                    4,137
  Registration fees                                                       3,809
  Other expenses                                                          7,792
                                                                     ----------
Total expenses                                                          161,868
  Less fees waived and expenses reimbursed by the
    Advisor (Note 4)                                                   (152,777)
                                                                     ----------
Net expenses                                                              9,091
                                                                     ----------

NET INVESTMENT INCOME                                                     5,887
                                                                     ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                          24,510
  Net change in unrealized appreciation/depreciation on
    investments                                                          53,830
                                                                     ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         78,340
                                                                     ----------


NET INCREASE IN NET ASSETS FROM OPERATIONS                           $   84,227
                                                                     ==========


See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                      YEAR ENDED     PERIOD ENDED
                                                                      AUGUST 31,      AUGUST 31,
                                                                         2007           2006 (a)
-------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                               $     5,887    $     1,673
  Net realized gains from security transactions                            24,510          3,166
  Net change in unrealized appreciation/depreciation on investments        53,830         (3,528)
                                                                      -----------    -----------
Net increase in net assets from operations                                 84,227          1,311
                                                                      -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                               (3,750)            --
  From net realized gains on investments                                   (3,168)            --
                                                                      -----------    -----------
Net decrease in net assets from distributions to shareholders              (6,918)            --
                                                                      -----------    -----------

CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               265,428        410,828
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                                           6,918             --
  Payments for shares redeemed                                               (565)            --
                                                                      -----------    -----------
Net increase in net assets from capital share transactions                271,781        410,828
                                                                      -----------    -----------

TOTAL INCREASE IN NET ASSETS                                              349,090        412,139

NET ASSETS
  Beginning of period                                                     512,139        100,000
                                                                      -----------    -----------
  End of period                                                       $   861,229    $   512,139
                                                                      ===========    ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                       $     3,810    $     1,673
                                                                      ===========    ===========

CAPITAL SHARE ACTIVITY
  Shares sold                                                              23,442         40,232
  Shares reinvested                                                           614             --
  Shares redeemed                                                             (50)            --
                                                                      -----------    -----------
  Net increase in shares outstanding                                       24,006         40,232
  Shares outstanding at beginning of period                                50,232         10,000
                                                                      -----------    -----------
  Shares outstanding at end of period                                      74,238         50,232
                                                                      ===========    ===========

(a) Represents the period from the commencement of operations (December 29, 2005) through August 31, 2006.

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================

                                                                      YEAR ENDED     PERIOD ENDED
                                                                      AUGUST 31,      AUGUST 31,
                                                                         2007           2006(a)
----------------------------------------------------------------------------------------------------
    Net asset value at beginning of period                            $     10.20    $     10.00
                                                                      -----------    -----------

    Income from investment operations:
      Net investment income                                                  0.09           0.03
      Net realized and unrealized gains on investments                       1.44           0.17
                                                                      -----------    -----------
    Total from investment operations                                         1.53           0.20
                                                                      -----------    -----------

    Less distributions:
      From net investment income                                            (0.07)            --
      From net realized gains on security transactions                      (0.06)            --
                                                                      -----------    -----------
    Total distributions                                                     (0.13)            --
                                                                      -----------    -----------

    Net asset value at end of period                                  $     11.60    $     10.20
                                                                      ===========    ===========

    Total return(b)                                                         14.97%          2.00%(c)
                                                                      ===========    ===========

    Net assets at the end of period                                   $   861,229    $   512,139
                                                                      ===========    ===========

RATIOS/SUPPLEMENTARY DATA:
    Ratio of gross expenses to average net assets                           22.23%         42.55%(e)

    Ratio of net expenses to average net assets(d)                           1.25%          1.24%(e)

    Ratio of net investment income to average net assets(d)                  0.81%          0.80%(e)

    Portfolio turnover rate                                                    34%            22%(e)

(a) Represents the period from the commencement of operations (December 29, 2005) through August 31, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)   Not annualized.

(d) Ratio was determined after advisory fee waivers and expense reimbursements.

(e)   Annualized.

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007
================================================================================

 Shares  COMMON STOCKS - 96.2%                                          VALUE
--------------------------------------------------------------------------------

         CONSUMER DISCRETIONARY - 29.1%
 1,100   Carnival Corp.                                               $  50,149
 1,380   DreamWorks Animation SKG, Inc. (a)                              42,573
   260   Gannett Co., Inc.                                               12,220
   750   Getty Images, Inc. (a)                                          23,393
   640   Home Depot, Inc. (The)                                          24,518
 1,230   International Game Technology                                   46,949
   525   McDonald's Corp.                                                25,856
   750   Walt Disney Co. (The)                                           25,200
                                                                      ---------
                                                                        250,858
                                                                      ---------
         CONSUMER STAPLES - 13.0%
   320   Coca-Cola Co. (The)                                             17,210
   410   Costco Wholesale Corp.                                          25,317
   665   Wal-Mart Stores, Inc.                                           29,014
   630   Wm. Wrigley Jr. Co.                                             36,698
    60   Wm. Wrigley Jr. Co. - Class B                                    3,492
                                                                      ---------
                                                                        111,731
                                                                      ---------
         FINANCIALS - 18.1%
   215   Capital One Financial Corp.                                     13,902
   350   Legg Mason, Inc.                                                30,387
 1,135   Marsh & McLennan Cos., Inc.                                     30,248
   235   MasterCard, Inc. - Class A                                      32,193
   960   U.S. Bancorp                                                    31,056
   975   Western Union Co.                                               18,359
                                                                      ---------
                                                                        156,145
                                                                      ---------
         HEALTH CARE - 14.0%
   390   Baxter International, Inc.                                      21,356
   700   Johnson & Johnson                                               43,253
 1,250   Pfizer, Inc.                                                    31,050
   375   Stryker Corp.                                                   25,050
                                                                      ---------
                                                                        120,709
                                                                      ---------
         INDUSTRIALS - 9.2%
 1,135   General Electric Co.                                            44,117
   875   Graco, Inc.                                                     35,359
                                                                      ---------
                                                                         79,476
                                                                      ---------
         INFORMATION TECHNOLOGY - 7.6%
   710   Automatic Data Processing, Inc.                                 32,475
 1,130   Microsoft Corp.                                                 32,465
                                                                      ---------
                                                                         64,940
                                                                      ---------
         TELECOMMUNICATIONS SERVICES - 5.2%
 1,350   Nokia Oyj - ADR                                                 44,388
                                                                      ---------


         TOTAL COMMON STOCKS (Cost $777,945)                          $ 828,247
                                                                      ---------

DESTINATION SELECT EQUITY FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================

 SHARES  SHORT TERM INVESTMENTS - 2.8%                                  VALUE
--------------------------------------------------------------------------------

24,256   AIM STIT - Liquid Assets Portfolio (The) -
           Institutional Class (Cost $24,256)                         $  24,256
                                                                      ---------

         TOTAL INVESTMENTS AT VALUE - 99.0% (Cost $802,201)           $ 852,503

         OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%                     8,726
                                                                      ---------

         TOTAL NET ASSETS - 100.0%                                    $ 861,229
                                                                      =========

(a)   Non-income producing security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION

The Destination Select Equity Fund (the "Fund") is a diversified series of The Destination Funds (the "Trust"), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated December 14, 2004. On April 11, 2005, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to YCMNET Advisors, Inc., an affiliate of the investment advisor to the Fund. The Fund commenced operations on December 29, 2005.

The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities and other assets that do not have market quotations readily available or are considered to be unreliable due to market or other events will be valued at their fair values as determined under procedures adopted by the Fund's Board of Trustees. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. During the periods ended August 31, 2007 and 2006, no redemption fees were collected.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Other non-cash dividends are recognized as investment income at the fair value of the property received.

SECURITY TRANSACTIONS - Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended August 31, 2007 was ordinary income. There were no distributions for the period ended August 31, 2006. Dividends and distributions to shareholders are recorded on ex-dividend date.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2007:

            Tax cost of portfolio investments                  $ 802,635
                                                               =========
            Gross unrealized appreciation
                                                               $  84,794
            Gross unrealized depreciation                        (34,926)
                                                               ---------
            Net unrealized appreciation                        $  49,868
            Undistributed ordinary income                         21,948
            Undistributed long-term gains                          6,804
                                                               ---------
            Distributable earnings                             $  78,620
                                                               =========


The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

3. INVESTMENT TRANSACTIONS

During the year ended August 31, 2007, cost of purchases and proceeds from sales of investment securities, other than short-term investments, was $536,113 and $231,345, respectively.

4. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

Destination Capital Management, Inc. (the "Advisor") serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor, on a monthly basis, an investment advisory fee at the annual rate of 0.75% of its average daily net assets.

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Advisor has contractually agreed to reduce a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average net assets. This expense limitation agreement remains in effect through December 31, 2016. During the year ended August 31, 2007, the Advisor waived its entire investment advisory fee of $5,455 and reimbursed other Fund expenses totaling $147,322.

The Advisor has concurrently entered into an agreement with the Fund which permits the Advisor to recover fees waived and expenses reimbursed on behalf of the Fund, but only for a period of three years after such waiver or reimbursement, and only if such recovery will not cause the Fund's expense ratio to exceed the annual rate of 1.25%. As of August 31, 2007, the Advisor may in the future recoup fees waived and expenses reimbursed totaling $239,034. The Advisor may recoup a portion of this amount no later than the dates as stated below:

            August 31, 2009             August 31, 2010
            ---------------             ---------------
              $  86,257                     $152,777

The Chief Compliance Officer to the Trust is an employee of the Advisor. The Fund reimburses the Advisor $12,000 annually for compliance services provided to the Trust.

The Fund pays each Trustee who is not affiliated with the Advisor a per meeting fee of $1,000. Trustees who are affiliated with the Advisor do not receive compensation.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement with the Trust, Ultimus Fund Solutions, LLC ("Ultimus") provides internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.15% per annum of the Fund's average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month. For the year ended August 31, 2007, Ultimus was paid $24,000 in administration fees.

FUND ACCOUNTING AGREEMENT

Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the average value of the Fund's daily net assets. For the year ended August 31, 2007, the Fund paid Ultimus $30,076 in fund accounting fees. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT

Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemption of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

$1,500 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage and supplies. For the year ended August 31, 2007, Ultimus was paid $18,000 in transfer agent and shareholder services fees.

DISTRIBUTION AGREEMENT

Under the terms of a Distribution Agreement, Ultimus Fund Distributors, LLC (the "Distributor") serves as principal underwriter to the Fund. The Distributor receives no compensation from the Fund for acting as principal underwriter. However, the Distributor receives annual compensation of $6,000 from the Advisor for such services. For the year ended August 31, 2007, the Distributor waived the annual compensation.

Certain trustees and officers of the Fund are directors and officers of the Advisor, or of Ultimus, or of the Distributor.

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in Fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on February 29, 2008. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial

DESTINATION SELECT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

[LOGO] BRIGGS
       BUNTING &
       DOUGHERTY, LLP
       CERTIFIED
       PUBLIC
       ACCOUNTANTS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF
DESTINATION FUNDS
AND THE SHAREHOLDERS OF DESTINATION SELECT EQUITY FUND

We have audited the accompanying statement of assets and liabilities of the Destination Select Equity Fund, a series of shares of the Destination Funds, including the schedule of investments, as of August 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 29, 2005 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Destination Select Equity Fund as of August 31, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period December 29, 2005 through August 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ BRIGGS, BUNTING & DOUGHERTY, LLP

                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
OCTOBER 18, 2007

DESTINATION SELECT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of costs: (1) transactions costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A Fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge any sales loads. However, a redemption fee of 2% is imposed on the sale of shares within 90 days of the date of purchase.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

DESTINATION SELECT EQUITY FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Beginning          Ending         Expenses Paid
                               Account Value    Account Value     During Period*
                                March 1, 2007  August 31, 2007
--------------------------------------------------------------------------------
Based on Actual Fund Return      $1,000.00        $1,032.90            $6.41
Based on Hypothetical 5%
  Return (before expenses)       $1,000.00        $1,018.90            $6.36
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1128, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1128, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-738-1128. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended August 31, 2007. For the fiscal year ended August 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $6,918 as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

DESTINATION SELECT EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                              POSITION(S)       PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF           HELD WITH       PAST 5 YEARS AND DIRECTORSHIPS OF    OVERSEEN BY
NAME, ADDRESS AND AGE                     TIME SERVED            TRUST                 PUBLIC COMPANIES               TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

----------------------------------------------------------------------------------------------------------------------------------

*Michael A. Yoshikami                        Since             President      President and Chief Investment             1
Three Ygnacio Center                     December 2004        and Trustee     Strategist of Destination Capital
2001 North Main Street, Suite 270                                             Management, Inc. and YCMNET
Walnut Creek, CA 94596                                                        Advisors, Inc.
Year of birth: 1960

----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

----------------------------------------------------------------------------------------------------------------------------------

Brian T. Seager                              Since              Trustee       President of BTS Development,              1
Three Ygnacio Center                       April 2005                         Brilor, Inc. and Summit Ridge
2001 North Main Street, Suite 270                                             Communities; Director of American
Walnut Creek, CA 94596                                                        Vantage Companies
Year of birth: 1960

----------------------------------------------------------------------------------------------------------------------------------

Dr. Richard L. Brown                         Since              Trustee       Retired.  Until June 2004,                 1
Three Ygnacio Center                       April 2005                         Psychologist for Fresno School
2001 North Main Street, Suite 270                                             District
Walnut Creek, CA 94596
Year of birth: 1940

----------------------------------------------------------------------------------------------------------------------------------

DESTINATION SELECT EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                                     NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                              POSITION(S)       PRINCIPAL OCCUPATION(S) DURING      FUND COMPLEX
                                           LENGTH OF           HELD WITH       PAST 5 YEARS AND DIRECTORSHIPS OF    OVERSEEN BY
NAME, ADDRESS AND AGE                     TIME SERVED            TRUST                 PUBLIC COMPANIES               TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED):

----------------------------------------------------------------------------------------------------------------------------------

Michael W. Callahan                          Since              Trustee       President of Emkay Corporation             1
Three Ygnacio Center                       April 2005
2001 North Main Street, Suite 270
Walnut Creek, CA 94596
Year of birth: 1955

----------------------------------------------------------------------------------------------------------------------------------

Sabir S. Jaffer                              Since              Trustee       President of Merit Hospitality             1
Three Ygnacio Center                       April 2005                         Services from January 2003 -
2001 North Main Street, Suite 270                                             present; General Manager of HILBA
Walnut Creek, CA 94596                                                        Star LLP from November 2003 -
Year of birth: 1963                                                           January 2005; General Manager of
                                                                              Westmont Hospitality Group, Inc.
                                                                              from September 1997 - November 2003

----------------------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS:

----------------------------------------------------------------------------------------------------------------------------------

Robert G. Dorsey                             Since          Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              April 2005                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of birth: 1957

----------------------------------------------------------------------------------------------------------------------------------

Mark J. Seger                                Since             Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              April 2005                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of birth: 1962

----------------------------------------------------------------------------------------------------------------------------------

John F. Splain                               Since             Secretary      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450              April 2005                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC
Year of birth: 1956

----------------------------------------------------------------------------------------------------------------------------------

DESTINATION SELECT EQUITY FUND
TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                              POSITION(S)       PRINCIPAL OCCUPATION(S) DURING
                                           LENGTH OF           HELD WITH       PAST 5 YEARS AND DIRECTORSHIPS OF
NAME, ADDRESS AND AGE                     TIME SERVED            TRUST                 PUBLIC COMPANIES
----------------------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS (CONTINUED):

----------------------------------------------------------------------------------------------------------------------------------

Angela Crawford                              Since                            Chief Compliance Officer of YCMNET
Three Ygnacio Center                       July 2007                          Advisors and Destination Capital
2001 North Main Street, Suite 270                                             Management, Inc.
Walnut Creek, CA 94596
Year of birth: 1981

----------------------------------------------------------------------------------------------------------------------------------

      * Mr. Yoshikami is an affiliated person of Destination Capital Management, Inc., the Fund's investment advisor, and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


      Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1128.

DESTINATION SELECT EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Trustees, including a majority of the Independent Trustees voting separately, has reviewed and approved the continuance of the Fund's Investment Advisory Agreement with the Adviser. Approval took place at an in-person meeting, held on April 17, 2007, at which a majority of Trustees was present, including a majority of the Independent Trustees.

In the course of their consideration of the Investment Advisory Agreement, the Independent Trustees were advised by independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of independent legal counsel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

In considering the Investment Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISER. The Independent Trustees reviewed the services being provided to the Fund by the Adviser. They discussed the responsibilities of the Adviser under the Investment Advisory Agreement and the Adviser's compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser's key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Adviser were satisfactory.

THE INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER. The Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Fund's primary benchmark, over various periods ended March 31, 2007. It was noted by the Independent Trustees that, in spite of the conservative approach taken by the Adviser in fully investing the Fund's cash flows during the Fund's first six months of operations, the Fund has performed in line with the S&P 500 Index over the relevant periods. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as "large cap blend" funds, which is the category to which the Fund has been assigned. The Independent Trustees noted that, according to statistics derived from Morningstar, the Fund outperformed the average large cap blend fund for the one year period ended March 31, 2007. The Independent Trustees also considered the consistency of the Adviser's management of the Fund with the Fund's investment objective and policies. The Independent Trustees concluded that the investment performance of the Fund has been in line with the averages for its peer group over both the one year period ended March 31, 2007 and for the period from the Fund's inception through March 31, 2007.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND. The Independent Trustees considered the Adviser's staffing, personnel and operations; the financial condition of the Adviser and the level of commitment to the Fund by the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees also discussed the Cost Assumption Agreement between the Adviser and YCMNET Advisors, Inc. (YCMNET), an affiliated investment adviser, and reviewed the financial condition of YCMNET. Next, the Independent Trustees reviewed the rate of the

DESTINATION
SELECT EQUITY FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

advisory fee (0.75%) paid by the Fund under the Investment Advisory Agreement and compared it to the average advisory fee ratio of large cap blend funds (0.56%) as reported by Morningstar. They compared the total operating expense ratio of the Fund (1.25%) with the average operating expense ratio of large cap blend funds as calculated by Morningstar (0.91%). The Independent Trustees noted that the Fund's current net assets are considerably less than the average net assets for these large cap blend funds (approximately $1.8 billion), which factor should be considered when evaluating the reasonableness of the Fund's advisory fee, and that the Fund's expenses were competitive given the level of assets. The Independent Trustees also considered the profitability of the Adviser. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to the Fund and, in fact, the
Adviser has waived all of its advisory fees to date and, as of February 28, 2007, has reimbursed the Fund for other operating expenses in the amount of approximately $159,000. The Independent Trustees considered the "fallout benefits" to the Adviser from its relationship with the Trust, including the additional exposure the Adviser has received as a result of managing the Fund. Following further consideration of the foregoing, the Independent Trustees concluded that the fees paid to the Adviser by the Fund are reasonable.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER ADVISORY FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFITS OF THE FUND'S INVESTORS. The Independent Trustees considered that the Adviser has not received any of its advisory fees because of its commitment to cap annual operating expenses of the Fund at 1.25% of average net assets. The Independent Trustees concluded that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees determined, therefore, that it is not necessary or appropriate to introduce fee breakpoints at the present time. The Independent Trustees noted, however, that as net assets of the Fund increase, it may become necessary for the Adviser to consider adding fee breakpoints to the Investment Advisory Agreement.

The Independent Trustees determined that, although the advisory fees of the Fund are higher than the average of such fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Investment Advisory Agreement.

After consideration of these and other factors, the Trustees, including all of the Independent Trustees, concluded that it was in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Brian T. Seager. Mr. Seager is "independent" for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $10,500 with respect to the registrant's fiscal years ended August 31, 2007 and 2006, respectively.

(b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,500 and $1,500 with respect to the registrant's fiscal years ended August 31, 2007 and 2006, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

(d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)    The  audit  committee  has  not  adopted  pre-approval   policies  and
          procedures  described in paragraph  (c)(7) of Rule 2-01 of  Regulation
          S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) With respect to the fiscal years ended August 31, 2007 and 2006, aggregate non-audit fees of $1,500 and $1,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto



Exhibit 99.CODE ETH     Code of Ethics

Exhibit 99.CERT         Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT      Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Destination Funds
             -------------------------------------------------------------------



By (Signature and Title)*     /s/ Michael A. Yoshikami
                           -----------------------------------------------------
                             Michael A. Yoshikami, President


Date          November 2, 2007
      ------------------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*     /s/ Michael A. Yoshikami
                           -----------------------------------------------------
                             Michael A. Yoshikami, President


Date          November 2, 2007
      ------------------------------------------





By (Signature and Title)*     /s/ Mark J. Seger
                           -----------------------------------------------------
                             Mark J. Seger, Treasurer


Date          November 2, 2007
      ------------------------------------------



* Print the name and title of each signing officer under his or her signature.